UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2026

SailPoint, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42522	88-2001765
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11120 Four Points Drive, Suite 100     78726
Austin, Texas             (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 346-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SAIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2026, SailPoint, Inc. (the “Company”) announced its financial results for the fiscal quarter and year ended January 31, 2026 and posted the Company’s earnings release and related presentation for such quarter on its investor relations website. A copy of this earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

The information furnished in this Item 2.02, including the earnings release incorporated into this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Earnings release dated March 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAILPOINT, INC.

Date: March 18, 2026	By:	/s/ Brian Carolan
	Name:	Brian Carolan
	Title:	Chief Financial Officer